Exhibit  23.02



                        Consent of Independent Auditors

CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Concentrax, Inc. of our report dated April 18, 2002 which appears in the Registrant's Form 10-KSB for the year ended December 31, 2001.

Malone  &  Bailey,  PLLC
www.malone-bailey.com
Houston,  Texas

August  30,  2002